UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 19, 2006 (April 18, 2006)

                                AZTAR CORPORATION
                                -----------------
             (Exact name of registrant as specified in its charter)


              Delaware                  1-5440                 86-0636534
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  (State or other jurisdiction of     (Commission            (IRS Employer
           incorporation)             File Number)         Identification No.)


             2390 Camelback Road, Suite 400
                    Phoenix, Arizona                            85016
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        (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code   (602) 381-4100
                                                   ----------------------------


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.        Entry into a Material Definitive Agreement

         On April 19, 2006, Aztar Corporation, a Delaware corporation (the "Company"), announced that it entered into Amendment No. 1, dated as of April 18, 2006 (the "Amendment"), to the agreement and plan of merger, dated as of March 13, 2006 (the "Merger Agreement"), with Pinnacle Entertainment, Inc., a Delaware corporation ("Pinnacle"), and its wholly-owned subsidiary, PNK Development 1, Inc., a Delaware corporation ("Merger Subsidiary"). Under the terms of the Amendment, which has been approved by each company's Board of Directors, Pinnacle will pay $43.00 in cash for each share of the Company's common stock and $454.79 in cash for each share of the Company's preferred stock outstanding at the Effective Time (as defined in the Merger Agreement). The other material terms of the Merger Agreement are unchanged by the Amendment, including the termination fee of $42 million and the termination expenses of up to $13 million.

         The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached as Exhibit 2.1 hereto, and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

         (c)      Exhibits

          2.1 Amendment No. 1, dated as of April 18, 2006, to Agreement and Plan of Merger, by and among Aztar Corporation, Pinnacle Entertainment, Inc. and PNK Development 1, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AZTAR CORPORATION


                                         By: /s/ Nelson W. Armstrong, Jr.
                                             -----------------------------
                                             Name:  Nelson W. Armstrong, Jr.
                                             Title: Vice President,
                                                    Administration and Secretary

Date: April 19, 2006

                                  EXHIBIT INDEX

     Exhibit No.      Description
     -----------      -----------

      2.1 Amendment No. 1, dated as of April 18, 2006, to Agreement and Plan of Merger, by and among Aztar Corporation, Pinnacle Entertainment, Inc. and PNK Development 1, Inc.